UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

BARNES & NOBLE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37499	46-0599018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Mountain View Blvd Basking Ridge, NJ	07920
(Address of principal executive offices)	(Zip Code)

(908) 991-2665

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2024, Kevin Watson notified the Company of his resignation as Executive Vice President and Chief Financial Officer, effective January 4, 2025. In connection with Mr. Watson’s resignation, the Company has entered into a Transition and Separation Agreement with Mr. Watson which provides for a lump sum cash severance payment of $270,000, subject to appropriate withholdings, and COBRA continued health care coverage at the premium level in effect prior to the resignation for Mr. Watson and his dependents for two months, in exchange for a release of claims against the Company.

On December 2, 2024, Seema Paul notified the Company of her resignation as Chief Accounting Officer, effective December 27, 2024.

On December 5, 2024, the Board appointed Jason Snagusky, age 44, as Chief Financial Officer, effective January 4, 2025. Mr. Snagusky has served as the Company’s Senior Vice President, Treasury, Loss Prevention and Procurement since April 2023. Prior to that he served as Treasury Analyst from August 2007 to November 2010, Assistant Treasurer from November 2010 to April 2017, Director from April 2017 to March 2020, Vice President Treasury from March 2020 to June 2021, and Vice President Treasury, Loss Prevention and Procurement from June 2021 to April 2023. There are no family relationships between Mr. Snagusky and any director, executive officer or person nominated by the Company to become director or executive officer, and there are no transactions between Mr. Snagusky or any of his immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: December 6, 2024	By:	/s/ Jonathan Shar
	Name:	Jonathan Shar
	Title:	Chief Executive Officer